Exhibit 99.1



CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

         I, Walter C. Bowen hereby certify, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of Regent Assisted Living, Inc. ("Regent"), that, to my knowledge, the Annual Report of Regent on form 10-K for the period ended December 31, 2001, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of Regent.

Date:  November 7, 2002                        By:  /s/ WALTER C. BOWEN
      --------------------------                    -------------------------
                                                   Walter C. Bowen
                                                   President,
                                                   Chief Executive Officer and
                                                   Chairman of the Board and
                                                   Director